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CUSIP No. 028884104                SCHEDULE 13D           Page 24 of 33
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                                    EXHIBIT 5
                         AMENDED JOINT FILING AGREEMENT

            Pursuant to Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that the Schedule 13D to which this Joint Filing Agreement is being filed as an exhibit shall be a joint statement filed on behalf of each of the undersigned.

Date: August 5, 2004
                                          STILWELL VALUE PARTNERS II, L.P.

                                          By: STILWELL VALUE LLC
                                              General Partner

                                          /s/ Joseph Stilwell
                                          --------------------------------------
                                          By:   Joseph Stilwell
                                                Managing and Sole Member


                                          STILWELL VALUE PARTNERS V, L.P.

                                          By: STILWELL VALUE LLC
                                              General Partner

                                          /s/ Joseph Stilwell
                                          --------------------------------------
                                          By:   Joseph Stilwell
                                                Managing and Sole Member


                                          STILWELL ASSOCIATES, L.P.

                                          By: STILWELL VALUE LLC
                                              General Partner

                                          /s/ Joseph Stilwell
                                          --------------------------------------
                                          By:   Joseph Stilwell
                                                Managing and Sole Member


                                          STILWELL PARTNERS, L.P.

                                          By: STILWELL VALUE LLC
                                              General Partner

                                          /s/ Joseph Stilwell
                                          --------------------------------------
                                          By:   Joseph Stilwell
                                                Managing and Sole Member

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CUSIP No. 028884104                SCHEDULE 13D           Page 25 of 33
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                                          STILWELL VALUE LLC

                                          /s/ Joseph Stilwell
                                          --------------------------------------
                                          By:   Joseph Stilwell
                                                Managing and Sole Member

                                          JOSEPH STILWELL

                                          /s/ Joseph Stilwell
                                          --------------------------------------
                                          Joseph Stilwell

                                          SPENCER L. SCHNEIDER

                                          /s/ Spencer L. Schneider
                                          --------------------------------------
                                          Spencer L. Schneider

                                          KEVIN D. PADRICK

                                          /s/ Kevin D. Padrick
                                          --------------------------------------
                                          Kevin D. Padrick

                                          JOHN STILWELL

                                          /s/ John Stilwell
                                          --------------------------------------
                                          John Stilwell